================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 23, 2002


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 9.  REGULATION FD DISCLOSURE

     During the month of September 2002, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 23, 2002


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on September 23, 2002.

--------------------------------------------------------------------------------

                                     [LOGO]

                           MAVERICK TUBE CORPORATION


                                                        INVESTOR PRESENTATION

                                                        September 2002

--------------------------------------------------------------------------------

Forward Looking Statements


These slides accompany an oral presentation by Maverick Tube Corporation, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o       oil and gas drilling activity;

o       steel price volatility;

o       domestic and foreign competitive pressures;

o       fluctuations in industry-wide inventory levels;

o       the presence or absence of governmentally imposed trade restrictions;

o       asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's Form 10-K and proxy Statement dated March 13, 2002 filed by Maverick.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                               1
--------------------------------------------------------------------------------

Maverick Today


o       1.5 million tons of tubular products capacity

o       Largest North American welded OCTG producer

o       Largest Buyer of Hot Rolled Steel in North America

o       Diverse operations with 12 mills and 4 locations

o       Highly efficient and low cost operations

o       Financially strong, positions for growth

o       Acquired coiled tube producer Precision Tube

              o Estimated revenues for 2002 of $33 million

                                                                               2
--------------------------------------------------------------------------------

Broader Product Lines


o       Energy Products

                New and reworked wells, transportation of oil and gas,
                 and other products

                   Casing                 1 1/2" thru 16"

                   Tubing                 Carbon and alloy grades

                   Line Pipe              Complete end finishing

                   Couplings              HIC resistant products for sour gas
                                          service

                   Premium connections    80 ft Line Pipe

                   Coiled Tubing          Coiled Line Pipe


o       Industrial Products

                Construction, agricultural and industrial equipment, and other products

                   HSS                    1 1/2" - 12"

                   Standard Pipe          Rounds, squares, rectangles

                   Piling                 Custom products

                                                                               3
--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities


        [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Hickman, AR; Conroe, TX; Houston, TX]

        [Pie graph omitted - demonstrates 2002 YTD Estimated Revenues as 16% industrial products and 84% energy products]

                                                                               4
--------------------------------------------------------------------------------

Consolidated Historical Sales Volume


[Graph Omitted - Tabular representation for EDGAR filing below]

                          Short Tons (000)
                         ----------------

1Q97                            196
2Q97                            192
3Q97                            213
4Q97                            226

1Q98                            169
2Q98                            124
3Q98                            123
4Q98                            118

1Q99                            109
2Q99                            116
3Q99                            164
4Q99                            224

1Q00                            214
2Q00                            198
3Q00                            208
4Q00                            244

1Q01                            237
2Q01                            219
3Q01                            224
4Q01                            183

1Q02                            185
2Q02                            179
3Q02 *                          190
4Q02 *                          230

* Management Estimate - (Excludes Precision)

                                                                               5
--------------------------------------------------------------------------------

Strong Balance Sheet


                               (In millions of US$, except for percentages)

                          December 31, 2001   December 31, 2001    June 30, 2002
                               Actual        Proforma w/Precision    Estimate
                          -----------------  --------------------  -------------

Working Capital                $142.3              $148.8             $155.7

Total Assets                    357.4               414.7              442.8

Total Debt (Net of Cash)         70.2                98.8                0.2

Shareholders' Equity            225.4               254.1              340.1

Total Debt/Book
 Capitalization                  23.7%               38.9%               0.0%

                                                                               6
--------------------------------------------------------------------------------

New 16" Mill Expands Market Opportunities


o        U.S. Market Expands by 37%

o        Capacity spread over 5 product areas throughout North America

o        Market share gained by

           Full size range

           Already do business with target customers

o Anticipated revenues for the New Mill will grow to approximately $53 million in 2002. Exiting the year at a rate of $60 million.

                                                                               7
--------------------------------------------------------------------------------

Longview Relocation


o Maverick has relocated the mill from its Longview, WA facility to Hickman, AR

o Maverick recorded in the first quarter a one-time charge of $8.1 million ($5.6 million after tax)

o       Capital requirements will be approximately $6.0 million

o       Operating margins could potentially increase $3-5 million annually

o       Working Capital requirements will be reduced by $8.0 million

o       Maximize Line Pipe Opportunities

                Believe  this will  generate  additional  revenues of $6.0 million annually

                Believe this will  generate  additional  margins of $2.6
                 million annually

                                                                               8
--------------------------------------------------------------------------------

         [LOGO]
MAVERICK TUBE CORPORATION

                                Acquisition of Precision Tube

--------------------------------------------------------------------------------

Strategic Acquisition


o       New Product Lines

         Downhole Coiled Tubing

                Cleanout Services
                Fracturing Services
                Velocity Strings
                Drilling Services
                Production Tubing

         Coiled Line Pipe

                Service Lines
                Flow Lines
                Umbilicals

o       Broaden Customer Base

         Selected Industry Relationships

                Schlumberger
                Surgutneftegas
                BP Amoco
                Alberta Energy Corp (Canada)

                                                                              10
--------------------------------------------------------------------------------

Benefits of The Acquisition


o       Largest buyer of hot rolled steel will provide purchasing opportunities

o       Savings in SG&A will provide additional benefits

o       Income tax benefits resulting from:

                Increase in Foreign Source Income allows Maverick to further utilize Foreign Source Income Tax Credit

                Increase in "Off-Shore" income allows Maverick to utilize Extra-
                 Territorial Income Exclusion (ETI)* and decrease our overall effective tax rate

                Proper state tax planning will minimize state effective tax rate for Precision earnings


* ETI is under review by the World Trade Organization (WTO)

                                                                              11
--------------------------------------------------------------------------------

         [LOGO]
MAVERICK TUBE CORPORATION

                                Business Overview

--------------------------------------------------------------------------------

Rig Count - U.S. & Canada


Source:  Baker Hughes
[Graph Omitted - Tabular representation for EDGAR filing below]

                                       Rigs Running

                            U.S. Rigs             Canadian Rigs
                            ---------             -------------

2Q98                            862                     177
3Q98                            794                     205
4Q98                            688                     202

1Q99                            550                     283
2Q99                            524                     102
3Q99                            649                     257
4Q99                            775                     336

1Q00                            771                     469
2Q00                            845                     216
3Q00                            981                     313
4Q00                          1,076                     380

1Q01                          1,142                     515
2Q01                          1,237                     252
3Q01                          1,241                     320
4Q01                          1,008                     278

1Q02                            818                     383
2Q02                            806                     147
3Q02 *                          851                     271
4Q02 *                        1,039                     377

1Q03 *                          989                     483
2Q03 *                        1,045                     193
3Q03 *                        1,111                     341
4Q03 *                        1,180                     408


September 20, 2002
-----------------
U.S. Rig Count  - 852
C.N. Rig Count  - 264

* Managment Estimate

                                                                              13
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Gas Rigs             Gas Prices
                          (Running Rigs)           ($/MCF)
                          --------------          ----------

Jun 98                          585                $   2.05
Jul 98                          549                $   2.19
Aug 98                          565                $   1.84
Sep 98                          559                $   1.83
Oct 98                          519                $   1.91
Nov 98                          499                $   2.01
Dec 98                          493                $   1.69

Jan 99                          465                $   1.80
Feb 99                          425                $   1.71
Mar 99                          412                $   1.69
Apr 99                          369                $   1.99
May 99                          380                $   2.21
Jun 99                          440                $   2.22
Jul 99                          481                $   2.18
Aug 99                          531                $   2.70
Sep 99                          577                $   2.58
Oct 99                          603                $   2.61
Nov 99                          635                $   2.48
Dec 99                          636                $   2.28

Jan 00                          632                $   2.33
Feb 00                          615                $   2.58
Mar 00                          598                $   2.70
Apr 00                          609                $   2.96
May 00                          649                $   3.36
Jun 00                          679                $   4.28
Jul 00                          733                $   4.09
Aug 00                          787                $   4.25
Sep 00                          808                $   4.96
Oct 00                          843                $   5.08
Nov 00                          829                $   5.36
Dec 00                          859                $   8.19

Jan 01                          883                $   8.98
Feb 01                          901                $   5.80
Mar 01                          913                $   5.16
Apr 01                          957                $   5.20
May 01                        1,005                $   4.12
Jun 01                        1,053                $   3.63
Jul 01                        1,055                $   3.05
Aug 01                        1,029                $   2.91
Sep 01                          972                $   2.15
Oct 01                          913                $   2.35
Nov 01                          836                $   2.38
Dec 01                          754                $   2.46

Jan 02                          725                $   2.33
Feb 02                          679                $   2.37
Mar 02                          617                $   3.12
Apr 02                          612                $   3.51
May 02                          690                $   3.58
Jun 02                          704                $   3.10
Jul 02                          716                $   3.01
Aug 02                          721                $   2.96
Sep 02                          709                $   3.75

                                                                              14
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                          Running Rigs         Oil Prices $$/BBL
                         --------------       -------------------

Jun 98                          267               $   13.76
Jul 98                          264               $   14.04
Aug 98                          226               $   13.65
Sep 98                          215               $   14.69
Oct 98                          214               $   14.55
Nov 98                          190               $   13.51
Dec 98                          159               $   11.21

Jan 99                          127               $   12.53
Feb 99                          117               $   11.94
Mar 99                          114               $   14.80
Apr 99                          126               $   17.27
May 99                          136               $   18.04
Jun 99                          122               $   17.73
Jul 99                          107               $   20.18
Aug 99                          113               $   21.20
Sep 99                          133               $   23.39
Oct 99                          139               $   22.86
Nov 99                          145               $   24.07
Dec 99                          161               $   25.96

Jan 00                          143               $   27.31
Feb 00                          154               $   29.51
Mar 00                          171               $   29.81
Apr 00                          196               $   25.91
May 00                          198               $   29.20
Jun 00                          202               $   32.01
Jul 00                          208               $   29.25
Aug 00                          205               $   29.32
Sep 00                          199               $   33.30
Oct 00                          216               $   33.09
Nov 00                          239               $   34.59
Dec 00                          239               $   28.63

Jan 01                          239               $   29.99
Feb 01                          237               $   30.04
Mar 01                          248               $   27.16
Apr 01                          247               $   27.73
May 01                          235               $   28.71
Jun 01                          216               $   27.53
Jul 01                          218               $   26.86
Aug 01                          219               $   27.87
Sep 01                          220               $   25.69
Oct 01                          198               $   22.21
Nov 01                          176               $   19.67
Dec 01                          147               $   19.40

Jan 02                          141               $   19.73
Feb 02                          144               $   20.76
Mar 02                          144               $   24.44
Apr 02                          136               $   26.26
May 02                          134               $   26.95
Jun 02                          138               $   25.55
Jul 02                          133               $   27.22
Aug 02                          125               $   28.43
Sep 02                          146               $   27.00

                                                                              15
--------------------------------------------------------------------------------

Drilling Permits & Running Rigs - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                           2MMA Permits            Rigs Running
                        -----------------        -----------------

Apr 98                        3,469                     884
May 98                        3,600                     850
Jun 98                        3,515                     854
Jul 98                        3,283                     816
Aug 98                        3,276                     792
Sep 98                        3,268                     774
Oct 98                        3,083                     729
Nov 98                        2,811                     688
Dec 98                        2,474                     647

Jan 99                        2,291                     587
Feb 99                        2,295                     542
Mar 99                        2,267                     521
Apr 99                        2,151                     495
May 99                        2,015                     516
Jun 99                        2,450                     495
Jul 99                        2,658                     516
Aug 99                        2,985                     562
Sep 99                        3,600                     590
Oct 99                        3,264                     645
Nov 99                        2,690                     711
Dec 99                        3,032                     743

Jan 00                        3,461                     782
Feb 00                        3,452                     798
Mar 00                        3,464                     775
Apr 00                        3,117                     768
May 00                        3,003                     769
Jun 00                        3,234                     805
Jul 00                        3,310                     848
Aug 00                        3,925                     881
Sep 00                        3,884                     942
Oct 00                        3,442                     993
Nov 00                        3,558                   1,009
Dec 00                        3,309                   1,059

Jan 01                        3,323                   1,070
Feb 01                        3,578                   1,099
Mar 01                        4,161                   1,122
Apr 01                        4,292                   1,239
May 01                        4,118                   1,166
Jun 01                        4,133                   1,206
Jul 01                        4,111                   1,234
Aug 01                        4,107                   1,271
Sep 01                        3,690                   1,278
Oct 01                        3,519                   1,252
Nov 01                        3,815                   1,193
Dec 01                        3,488                   1,111

Jan 02                        2,869                   1,012
Feb 02                        3,076                     901
Mar 02                        3,453                     866
Apr 02                        3,658                     824
May 02                        3,525                     763
Jun 02                        2,971                     750
Jul 02                        2,841                     826
Aug 02                        2,911                     842

                                                                              16
--------------------------------------------------------------------------------

Rig Count & Wellhead Revenue - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                        12MTA Wellhead            Deseasonalized
                           Revenue                   Rig Count
                     (Billions of Dollars)
                     ---------------------    ---------------------

Jul 98                      $   7.2                     804
Aug 98                      $   7.0                     793
Sep 98                      $   6.8                     786
Oct 98                      $   6.5                     751
Nov 98                      $   6.2                     720
Dec 98                      $   6.0                     680

Jan 99                      $   5.8                     617
Feb 99                      $   5.7                     535
Mar 99                      $   5.6                     498
Apr 99                      $   5.6                     465
May 99                      $   5.6                     493
Jun 99                      $   5.6                     546
Jul 99                      $   5.7                     582
Aug 99                      $   5.9                     646
Sep 99                      $   6.2                     722
Oct 99                      $   6.4                     766
Nov 99                      $   6.6                     818
Dec 99                      $   6.9                     839

Jan 00                      $   7.3                     815
Feb 00                      $   7.6                     759
Mar 00                      $   8.0                     735
Apr 00                      $   8.2                     757
May 00                      $   8.5                     811
Jun 00                      $   9.0                     855
Jul 00                      $   9.4                     928
Aug 00                      $   9.8                     994
Sep 00                      $  10.3                   1,025
Oct 00                      $  10.8                   1,092
Nov 00                      $  11.3                   1,119
Dec 00                      $  12.3                   1,155

Jan 01                      $  13.3                   1,180
Feb 01                      $  13.7                   1,125
Mar 01                      $  14.1                   1,115
Apr 01                      $  14.5                   1,133
May 01                      $  14.6                   1,180
Jun 01                      $  14.4                   1,234
Jul 01                      $  14.3                   1,260
Aug 01                      $  14.1                   1,253
Sep 01                      $  13.6                   1,212
Oct 01                      $  13.0                   1,145
Nov 01                      $  12.4                   1,059
Dec 01                      $  11.4                     947

Jan 02                      $  10.3                     911
Feb 02                      $   9.7                     814
Mar 02                      $   9.4                     729
Apr 02                      $   9.1                     705
May 02                      $   9.0                     790
Jun 02                      $   8.9                     818
Jul 02                      $   8.9                     839
Aug 02                      $   9.0                     849
Sep 02                      $   9.2                     869
Oct 02 *                    $   9.5                   1,034
Nov 02 *                    $   9.8                   1,089
Dec 02 *                    $  10.2                   1,128

Jan 03 *                    $  10.5                   1,029
Feb 03 *                    $  10.9                     974
Mar 03 *                    $  11.0                     959
Apr 03 *                    $  10.9                     962
May 03 *                    $  10.8                     999
Jun 03 *                    $  10.7                   1,036

* Management Estimate

                                                                              17
--------------------------------------------------------------------------------

OCTG Imports & Share of Consumption - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Import                  Share
                              Tons               of Consumption
                           ----------            --------------

1Q98                        115,194                   20.5%
2Q98                         93,041                   23.0%
3Q98                         86,952                   17.5%
4Q98                         47,969                   13.3%

1Q99                         26,354                    9.3%
2Q99                         25,736                    8.6%
3Q99                         34,956                    9.3%
4Q99                         83,124                   17.0%

1Q00                        136,086                   27.3%
2Q00                        178,260                   32.1%
3Q00                        197,934                   30.9%
4Q00                        207,970                   33.7%

1Q01                        220,597                   27.2%
2Q01                        278,146                   32.4%
3Q01                        242,028                   32.3%
4Q01                        162,893                   28.5%

1Q02                        126,715                   22.6%
2Q02                        108,345                   19.6%
3Q02                        141,736                   24.3%

                                                                              18
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Industry
                          Inventory                   Months
                             Tons                     Supply
                          ---------                 ---------

1Q98                      1,294,613                     8.6
2Q98                      1,377,956                     8.8
3Q98                      1,226,956                     9.0
4Q98                      1,073,956                    10.5

1Q99                      1,007,956                    10.9
2Q99                        928,579                     7.9
3Q99                        856,579                     5.6
4Q99                        871,579                     5.6

1Q00                        972,579                     5.2
2Q00                      1,092,579                     5.3
3Q00                      1,173,579                     5.6
4Q00                      1,307,181                     5.5

1Q01                      1,316,592                     4.6
2Q01                      1,406,070                     5.2
3Q01                      1,384,041                     6.8
4Q01                      1,292,532                     6.7

1Q02                      1,220,645                     6.9
2Q02                      1,168,645                     6.1
3Q02                      1,126,852                     5.5

                                                                              19
--------------------------------------------------------------------------------

U.S. Domestic Shipments
& Maverick's Selling Prices


[Graph Omitted - Tabular representation for EDGAR filing below]

                           U.S. Domestic
                             Shipments              Maverick's
                             Tons (000)           Selling Prices
                           -------------          --------------

1Q96                          435.8                    $631
2Q96                          446.5                    $624
3Q96                          491.8                    $635
4Q96                          385.6                    $642

1Q97                          449.0                    $655
2Q97                          589.6                    $672
3Q97                          597.3                    $690
4Q97                          464.0                    $701

1Q98                          484.7                    $715
2Q98                          368.0                    $689
3Q98                          231.3                    $668
4Q98                          131.5                    $610

1Q99                          148.0                    $559
2Q99                          150.5                    $532
3Q99                          225.6                    $522
4Q99                          376.4                    $552

1Q00                          442.9                    $601
2Q00                          476.0                    $636
3Q00                          503.7                    $670
4Q00                          520.6                    $679

1Q01                          579.6                    $684
2Q01                          649.2                    $664
3Q01                          466.4                    $654
4Q01                          297.7                    $647

1Q02                          323.9                    $592
2Q02                          353.4                    $601
3Q02 *                        365.5                    $626
4Q02 *                        480.4                    $660

* Management Estimate
                                                                              20
--------------------------------------------------------------------------------

Canadian Domestic Shipments
& Prudential's Selling Prices


[Graph Omitted - Tabular representation for EDGAR filing below]

                           C.N. Domestic
                             Shipments              Prudential's
                             Tons (000)           Selling Prices
                           -------------          --------------

1Q97                          125.1                    $776
2Q97                          106.6                    $762
3Q97                          147.0                    $761
4Q97                          151.3                    $764

1Q98                          133.6                    $764
2Q98                           63.6                    $762
3Q98                           61.1                    $709
4Q98                           59.1                    $694

1Q99                           53.8                    $707
2Q99                           35.8                    $652
3Q99                           85.7                    $651
4Q99                          100.1                    $703

1Q00                          115.6                    $742
2Q00                           87.3                    $739
3Q00                          100.1                    $742
4Q00                          119.0                    $727

1Q01                          135.0                    $729
2Q01                           84.8                    $690
3Q01                          108.3                    $704
4Q01                           92.6                    $683

1Q02                          120.8                    $648
2Q02                           62.3                    $649
3Q02 *                        106.8                    $641
4Q02 *                        124.6                    $657

1Q03 *                        117.5                    $714
2Q03 *                        124.6                    $749

* Management Estimate
                                                                              21
--------------------------------------------------------------------------------

Maverick Steel Purchase Costs


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Steel Cost             Steel Purchase
                            Of Sales                  Costs
                             $/Ton                    $/Ton
                         --------------            ----------

1Q95                           $340                    $340
2Q95                           $357                    $357
3Q95                           $345                    $345
4Q95                           $311                    $320

1Q96                           $309                    $311
2Q96                           $322                    $314
3Q96                           $343                    $326
4Q96                           $341                    $325

1Q97                           $341                    $336
2Q97                           $351                    $336
3Q97                           $349                    $323
4Q97                           $324                    $324

1Q98                           $316                    $318
2Q98                           $320                    $311
3Q98                           $301                    $308
4Q98                           $248                    $295

1Q99                           $254                    $272
2Q99                           $262                    $257
3Q99                           $280                    $257
4Q99                           $308                    $294

1Q00                           $312                    $297
2Q00                           $309                    $299
3Q00                           $285                    $296
4Q00                           $235                    $273

1Q01                           $222                    $236
2Q01                           $244                    $227
3Q01                           $245                    $242
4Q01                           $222                    $243

1Q02                           $229                    $231
2Q02                           $276                    $247
3Q02 *                         $350                    $327
4Q02 *                         $345                    $345

1Q03 *                         $340                    $343
2Q03 *                         $335                    $336

* Management Estimate
                                                                              22
--------------------------------------------------------------------------------

Composition of Steel Demand


        [Pie graph omitted - 58 Million Tons Total Market; Cold Rolled - 16 million, Hot Rolled - 19 million, Galvanized - 23 million]

                                                                              23
--------------------------------------------------------------------------------

Steel Capacity
(Tons)
                                                                 Late
                                             2001      2002      2003
                                            --------------------------
Domestic Capacity                             55.0      45.0      52.0
Imports                                       12.0      12.0      14.5
                                            --------------------------
 Total Supply                                 67.0      57.0      66.5
                                            ==========================

Galvanized                                    25.5      25.0      26.5
Cold Rolled Steel                             17.0      17.0      18.0
                                            --------------------------
 Demand for Processed Steel                   42.5      42.0      44.5
                                            ==========================

Net Available for Hot Rolled                  24.5      15.0      22.0
Hot Rolled Demand                             17.5      16.0      17.3
                                            --------------------------
Excess/(Shortage)                              7.0      (1.0)      4.7
                                            ==========================

Hot Rolled Steel Price                        $235      $350      $  ?
                                            ==========================

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MAVERICK TUBE CORPORATION

                            Where is Maverick Going?

                           2002 - A tough year...
                           2003 - Should be better...

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Operational Changes Within Maverick
Result in Increased Potential Profits

o Maverick realized significant benefits related to steel cost in Canada along with SG&A synergies

o Maverick anticipates increased profitability from the addition of the 16-inch operation

o       Maverick has discontinued its DOM operations where losses were incurred

o Maverick will have additional profits related to the relocation of equipment from Longview to Arkansas and Calgary

         o  Realization of savings from the slitter equipment in Calgary
         o  Elimination of the "West Coast" premium & freight for steel
         o  Additional volume on the mill relocated to Arkansas

o       Precision cash flow will help!

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Impact of Lower Volume and Pricing


o       Maverick's 2001 earnings were $1.34 per share excluding one-time charges

o       2002 looks like $0.20 from operations

o A 5% decrease in U.S. Energy volume will reduce earnings by $0.07 per share

o A 5% decline in U.S. Energy pricing can take earnings down by $0.17 per share

o A 5% increase in U.S. steel cost will negatively impact earnings per share by $0.06

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Conclusion


o       Demand for OCTG in 2002 down by 24%

o       OCTG pricing is trending up, but still below averages for 2001

o       Steel costs have risen, but should fall in 2003

o       OCTG inventories have been pared back

o Import rates have declined with less attractive market and higher input costs

o       Anticipate improving market conditions 4Q of 2002 and 2003

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While 2002 is a Down Year...
2003 Could Be Much Improved


o       Cash flows suggest drilling improves 18%

o       Supplies of imports, inventories lower

o Domestic shipments rise by 40-50% above current levels dependent upon inventory change

o       Pricing rises with capacity utilization

o       Steel costs will fall by 20%

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                                     [LOGO]

                           MAVERICK TUBE CORPORATION

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